                                  Exhibit 99.1

CONTACT:    Bruce Zurlnick                     Leigh Parrish/Melissa Myron
            Senior Vice President and          Media Contact: Melissa Merrill
            Chief Financial Officer            Financial Dynamics
            Finlay Enterprises, Inc.           (212) 850-5600
            (212) 808-2800

FOR IMMEDIATE RELEASE

                  FINLAY ENTERPRISES REPORTS FOURTH QUARTER AND
                                YEAR END RESULTS

NEW YORK, NY, MARCH 10, 2005 -- FINLAY ENTERPRISES, INC. (NASDAQ: FNLY), a
leading retailer of fine jewelry and the largest operator of licensed fine jewelry departments in department stores throughout the United States, announced today its financial results for the fourth quarter and fiscal year ended January
29, 2005.

FOURTH QUARTER RESULTS

Net income for the fourth quarter totaled $28.1 million, or $3.02 per diluted share. This includes an after-tax credit of $0.8 million, or $0.08 per diluted share, associated with the liquidation of Sonab, the Company's former European subsidiary. Excluding these credits, net income for the fourth quarter was $27.3 million, or $2.94 per diluted share, compared to income from continuing operations of $26.8 million, or $2.90 per diluted share, in the prior year.
Including discontinued operations, the prior year's fourth quarter net income was $14.3 million, or $1.55 per diluted share.

Income from operations before depreciation and amortization expenses (EBITDA)
for the fourth quarter of fiscal 2004 totaled $55.0 million compared to $54.4 million in the year-ago period.

As previously reported, sales totaled $380.6 million for the fourth quarter compared to $379.0 million in the same period a year ago. Comparable department sales (departments open for the same months during the comparable period) for the fourth quarter increased 1.6%.

FISCAL YEAR RESULTS

For fiscal 2004, the Company reported net income of $16.0 million, or $1.74 per diluted share. This includes a pre-tax charge of $9.1 million associated with early debt extinguishment costs related to refinancing of the Company's debt, which translates to an after-tax impact of $0.60 per diluted share, as well as the after tax credit associated with the Sonab liquidation described above.
Excluding these items, fiscal 2004 net income was $20.8 million, or $2.25 per diluted share, compared to income from continuing operations of $19.9 million, or $2.15 per diluted share, in the prior year. Including discontinued
operations, the prior year's net income was $8.4 million, or $0.91 per diluted share.

The Company reported EBITDA for fiscal 2004 of $73.4 million compared to $73.6 million in the prior year.

As previously reported, the Company's sales increased 2.3% to $923.6 million in fiscal 2004 compared to $902.4 million in fiscal 2003. Comparable department sales increased 2.7% for fiscal 2004.

Arthur E. Reiner, Chairman and Chief Executive Officer of Finlay Enterprises,
Inc., commented, "During 2004, we again delivered gains in comparable department sales which outpaced that of our host store groups. Our consistent top line growth combined with our focus on expense management resulted in our third consecutive year of bottom line growth. In 2004, we also completed our refinancing, which resulted in both lower long-term debt and interest rates."

OUTLOOK

Mr. Reiner continued, "Our sales in February met our plan, and we again experienced a good Valentine's Day. We are poised to take advantage of emerging merchandise categories and will continue to develop strategies that capitalize on dominant fashion trends. We are concentrating not only on the management of our existing business, but also on finding new opportunities that will generate profitable growth, as evidenced by the potential acquisition of Carlyle & Co.
Jewelers we announced on March 1."

Mr. Reiner concluded, "On February 28, 2005, Federated and May Company announced their intentions to merge. Both companies have been good partners and we look forward to continuing our relationship, as well as discussing new opportunities with them. While we cannot speculate about what decisions Federated may make, or any impact on our Company should the transaction be completed, we will update the investment community as definitive information is received."

The Company currently anticipates earnings per diluted share to range between
$2.30 and $2.40 for fiscal 2005. These projections are based upon comparable department sales growth of 3.5% to 4.5% and exclude any impact of the potential
Federated and May merger, as well as the potential acquisition of Carlyle.

The Company's management will host a conference call to review results and answer questions. The conference call will be held today, March 10, 2005 at
10:00 a.m. Eastern Time. A live broadcast of the call will be available on the
Company's website at: http://www.finlayenterprises.com and will remain available for approximately 90 days.

Finlay Enterprises, Inc., through its wholly-owned subsidiary, Finlay Fine
Jewelry Corporation, is one of the leading retailers of fine jewelry and the largest operator of licensed fine jewelry departments in department stores throughout the United States with sales of $923.6 million in fiscal 2004. The number of locations at the end of fiscal 2004 totaled 962 compared with 972 at the end of fiscal 2003.

This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements are based on Finlay's current expectations and beliefs, are not a guarantee of future performance and involve known and unknown risks, uncertainties and other factors. Actual results, performances or achievements may differ materially from those contained in, or implied by, these forward-looking statements, depending upon a variety of factors including, in particular, the risks and uncertainties described in Finlay's filings with the
Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to release publicly any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by
Finlay or any other person that the events or circumstances described in such statement are material.

                           - financial tables follow -

FINLAY ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER INFORMATION
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

                                                                          THIRTEEN WEEKS ENDED
                                                     --------------------------------------------------------------
                                                             JANUARY 29,                       JANUARY 31,
                                                                2005                              2004
                                                     ----------------------------     -----------------------------

Sales                                                $    380,555       100.0%        $    378,976          100.0%
Cost of sales                                             187,845        49.4              185,356           48.9
                                                     --------------- ------------     ---------------- ------------
     Gross margin                                         192,710        50.6              193,620           51.1
Selling, general and administrative expenses              138,089        36.3              139,225           36.7
Credit associated with the closure of Sonab                  (364)       (0.1)                   -             -
Depreciation and amortization                               4,258         1.1                4,308            1.2
                                                     --------------- ------------     ---------------- ------------
     Income from operations                                50,727        13.3               50,087           13.2
Interest expense, net                                       5,528         1.4                5,877            1.5
                                                     --------------- ------------     ---------------- ------------
     Income from continuing operations before
           income taxes                                    45,199        11.9               44,210           11.7
Provision for income taxes                                 17,079         4.5               17,434            4.6
                                                     --------------- ------------     ---------------- ------------
        Income from continuing operations                  28,120         7.4               26,776            7.1
Discontinued operations, net of tax of $858                  -            -                (12,475)          (3.3)
                                                     --------------- ------------     ---------------- ------------
     Net income                                      $     28,120         7.4%        $     14,301            3.8%
                                                     =============== ============     ================ ============

 Net income per share applicable to
     common shares - Basic:
     Income from continuing operations               $       3.20                     $       3.01
     Discontinued operations                                 -                               (1.40)
                                                     ---------------                  ----------------
        Net income                                   $       3.20                     $       1.61
                                                     ===============                  ================

 Net income per share applicable to
     common shares - Diluted:
     Income from continuing operations               $       3.02                     $       2.90
     Discontinued operations                                 -                               (1.35)
                                                     ===============                  ================
        Net income                                   $       3.02                     $       1.55
                                                     ===============                  ================

Continuing operations,
        excluding credits associated
        with the closure of Sonab:
        Net income                                   $     27,304                     $     26,776
                                                     ===============                  ================
        Net income per share applicable to
           common shares - Basic                     $       3.10                     $       3.01
                                                     ===============                  ================
        Net income per share applicable to
           common shares - Diluted                   $       2.94                     $       2.90
                                                     ===============                  ================

Weighted average share and share
     equivalents outstanding:
     - Basic                                            8,794,836                        8,901,343
                                                     ===============                  ==============
     - Diluted                                          9,299,104                        9,238,686
                                                     ===============                  ==============

Other information: EBITDA                            $     54,985                     $     54,395
                                                     ===============                  ==============

Reconciliation of EBITDA:
Income from operations                               $     50,727                     $     50,087
Add: Depreciation and amortization                          4,258                            4,308
                                                     ---------------                  --------------
EBITDA                                               $     54,985                     $     54,395
                                                     ===============                  ==============

                                                                              THIRTEEN WEEKS ENDED
                                                                                   JANUARY 29,
                                                                                      2005
                                                                             ---------------------

Reconciliation of Net income and Net income per share applicable to common shares, excluding the credits associated with the
         closure of Sonab:

   Net income........................................................            $     28,120
   Less: Credits associated with the closure of Sonab, net (1).......                    (816)
                                                                             ---------------------
   Net income, excluding credits associated with the closure of Sonab            $     27,304
                                                                             =====================

Net income per share applicable to common shares, excluding the credits associated with the closure of Sonab:
       Basic.........................................................            $       3.10
                                                                             =====================
       Diluted.......................................................            $       2.94
                                                                             =====================

---------------
(1)  Included in the fourth quarter of 2004 is approximately a $600,000 benefit associated with a tax refund, reflected as a reduction to income taxes, and
     $216,000, net of tax for accruals no longer required, both related to
     Sonab.

(2)  EBITDA, a non-GAAP financial measure, represents income from operations before depreciation and amortization expenses, and excludes discontinued
     operations. The Company believes EBITDA provides additional information for determining its ability to meet future debt service requirements. EBITDA should not be construed as a substitute for income from operations, net income or cash flow from operating activities (all determined in accordance with GAAP) for the purpose of analyzing Finlay's operating performance, financial position and cash flow as EBITDA is not defined by generally accepted accounting principles. Finlay has presented EBITDA, however, because it is commonly used by certain investors to analyze and compare companies on the basis of operating performance and to determine a company's ability to service and/or incur debt. Finlay's computation of
     EBITDA may not be comparable to similar titled measures of other companies.

FINLAY ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER INFORMATION
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

                                                                              FISCAL YEAR ENDED
                                                        ------------------------------------------------------------
                                                                JANUARY 29,                    JANUARY 31,
                                                                   2005                            2004
                                                        ----------------------------    ----------------------------

Sales                                                   $    923,606        100.0%      $   902,416       100.0%
Cost of sales                                                454,391         49.2           440,517        48.8
                                                        --------------- ------------    ------------- --------------
     Gross margin                                            469,215         50.8           461,899        51.2
Selling, general and administrative expenses                 396,185         42.9           388,349        43.0
Credit associated with the closure of Sonab                     (364)         -                -              -
Depreciation and amortization                                 17,319          1.8            17,026         1.9
                                                        --------------- ------------    ------------- --------------
     Income from operations                                   56,075          6.1            56,524         6.3

Interest expense, net                                         22,637          2.5            23,506         2.6

Other expense - debt extinguishment costs                      9,090          1.0              -             -
                                                        --------------- ------------    ------------- --------------
     Income from continuing operations before
       income taxes                                           24,348          2.6            33,018         3.7

Provision for income taxes                                     8,323          0.9            13,071         1.5
                                                        --------------- ------------    ------------- --------------
     Income from continuing operations                        16,025          1.7            19,947         2.2

Discontinued operations, net of tax of $1,455                   -             -             (11,537)       (1.3)
                                                        --------------- ------------    ------------- --------------
     Net income                                         $     16,025          1.7%      $     8,410         0.9%
                                                        =============== ============    ============= ==============

Net income per share applicable to
     common shares - Basic:
     Income from continuing operations                  $       1.83                    $      2.21
     Discontinued operations                                    -                             (1.28)
                                                        ---------------                 -------------
     Net income                                         $       1.83                    $      0.93
                                                        ===============                 =============

Net income per share applicable to
     common shares - Diluted:
     Income from continuing operations                  $       1.74                    $      2.15
     Discontinued operations                                    -                             (1.24)
                                                        ---------------                 -------------
     Net income                                         $       1.74                    $      0.91
                                                        ===============                 =============

Continuing operations,
     excluding Other expense-debt
     extinguishment costs and credits
     associated with the closure of Sonab:
     Net income                                         $     20,754                     $   19,947
                                                        ===============                  ============
     Net income per share applicable to
       common shares - Basic                            $       2.38                     $     2.21
                                                        ===============                  ============
     Net income per share applicable to
       common shares - Diluted                          $       2.25                     $     2.15
                                                        ===============                  ============

Weighted average shares and share
    equivalents outstanding:
    - Basic                                                8,737,272                      9,012,257
                                                        ===============                  ============
    - Diluted                                              9,218,294                      9,291,759
                                                        ===============                  ============

Other information: EBITDA                               $     73,394                     $   73,550
                                                        ===============                  ============

Reconciliation of EBITDA:
Income from operations                                  $     56,075                     $   56,524
Add: Depreciation and amortization                            17,319                         17,026
                                                        ---------------                  ------------
EBITDA                                                  $     73,394                     $   73,550
                                                        ===============                  ============

                                                                               FISCAL YEAR ENDED
                                                                                   JANUARY 29,
                                                                                      2005
                                                                              ------------------

Reconciliation of Net income and Net income per share applicable to common shares, excluding Other expense - debt extinguishment costs and the credits associated with the closure of Sonab:

   Net income........................................................           $       16,025
   Add: Other expense - debt extinguishment costs,
         net of tax of  $3,545.......................................                    5,545
   Less: Credits associated with the closure of Sonab, net                                (816)
                                                                              ------------------
   Net income, excluding Other expense - debt extinguishment costs
          and the credits associated with the closure of Sonab.......           $       20,754
                                                                              ==================

Net income per share applicable to common shares, excluding Other expense and the credits associated with the closure of Sonab:
       Basic.........................................................           $         2.38
                                                                              ==================
       Diluted.......................................................           $         2.25
                                                                              ==================

-------------------
(1)  Other expense-debt extinguishment costs represents pre-tax debt extinguishment costs associated with the Company's debt refinancing in June
     2004, including redemption premiums and the write-off of debt issuance costs.

(2)  Included in the fiscal year ended January 29, 2005 is approximately a
     $600,000 benefit associated with the reversal of tax accruals no longer required. Additionally, included in the fiscal year ended January 29, 2005 is approximately a $600,000 benefit associated with a tax refund, reflected as a reduction to income taxes, and $216,000, net of tax for accruals no longer required, both related to Sonab.

(3)  EBITDA, a non-GAAP financial measure, represents income from operations before depreciation and amortization expenses, and excludes discontinued
     operations. The Company believes EBITDA provides additional information for determining its ability to meet future debt service requirements. EBITDA should not be construed as a substitute for income from operations, net income or cash flow from operating activities (all determined in accordance with GAAP) for the purpose of analyzing Finlay's operating performance, financial position and cash flow as EBITDA is not defined by generally accepted accounting principles. Finlay has presented EBITDA, however, because it is commonly used by certain investors to analyze and compare companies on the basis of operating performance and to determine a company's ability to service and/or incur debt. Finlay's computation of
     EBITDA may not be comparable to similar titled measures of other companies.

FINLAY ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

                                                                           JANUARY 29,           JANUARY 31,
                                                                               2005                  2004
                                                                         -----------------     -----------------

                               ASSETS

Cash................................................................     $        64,443      $        91,302

Accounts receivable.................................................              22,598               21,602

Inventory...........................................................             278,589              272,948

Other current assets................................................              38,650               47,637
                                                                         -----------------     -----------------
    Total current assets............................................             404,280              433,489
                                                                         -----------------     -----------------

Fixed assets, net...................................................              62,481               66,125

Other assets, including goodwill....................................              94,147               95,408
                                                                         -----------------     -----------------

    Total assets....................................................     $       560,908       $      595,022
                                                                         =================     =================

                LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable....................................................     $       102,994       $      122,976

Other current liabilities...........................................              67,076               71,379
                                                                         -----------------     -----------------
    Total current liabilities.......................................             170,070              194,355

Long-term debt......................................................             200,000              225,000

Deferred income taxes and other non-current liabilities.............              21,657               22,771
                                                                         -----------------     -----------------
    Total liabilities...............................................             391,727              442,126

Total stockholders' equity..........................................             169,181              152,896
                                                                         -----------------     -----------------

    Total liabilities and stockholders' equity......................     $       560,908       $      595,022
                                                                         =================     =================

                                       ###